Exhibit 99.2

Supplemental Analyst Package  First Quarter 2010 Earnings Call  April 28, 2010

Table of Contents Financial Highlights 1Consolidated Balance Sheets 2Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2010/2011 Leasing Status - Summary 9 2010/2011 Leasing Status - By Property 10 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15Investor Information 16

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended March 31,			
	2010	2009	$ Change	% Change
Operating Data				
Total revenues	$ 81,543	$ 75,743	$ 5,800	7.7%
Operating income	23,757	17,614	6,143	
Net (loss) income attributable to ACC	(2,189)	277	(2,466)	
Net (loss) income per share attributable to ACC- basic and diluted	(0.05)	0.00		
FFO [1]	19,636	20,756	(1,120)	
FFO per share - diluted [1]	0.36	0.47		
FFOM [1]	22,029	18,503	3,526	
FFOM per share - diluted [1]	0.41	0.42		

Operating Statistics	March 31, 2010	December 31, 2009
Debt to total market capitalization [2] [3]	42.1%	43.0%
Interest coverage [4]	2.43	2.35

(1) FFO includes a $4.0 million impairment charge recorded during the three months ended March 31, 2010 for the Campus Walk - Oxford property, which is anticipated to be sold during the second quarter 2010. This impairment charge is excluded for purposes of calcuating FFOM.

(2) Excludes debt related to our on-campus participating properties of $84.0 million and $84.1 million as of March 31, 2010 and December 31, 2009, respectively, as well as net unamortized debt discounts of $4.5 million and $4.7 million as of March 31, 2010 and December 31, 2009, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $29.4 million and $33.0 million as of March 31, 2010 and December 31, 2009, respectively.

(3) Market capitalization is calculated based on a common share price of $27.66 and $28.10 as of March 31, 2010 and December 31, 2009, respectively, and fully diluted common shares totaling 54.1 million and 54.0 million as of March 31, 2010 and December 31, 2009, respectively.

(4) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

1

Consolidated Balance Sheets

(dollars in thousands)

	March 31, 2010 (unaudited)	December 31, 2009
Assets		
Investments in real estate:		
Wholly-owned properties, net	$ 1,977,067	$ 2,014,970
Wholly-owned property held for sale	9,100	-
On-campus participating properties, net	64,655	65,690
Investments in real estate, net	2,050,822	2,080,660
Cash and cash equivalents	21,550	66,093
Restricted cash	28,451	29,899
Student contracts receivable, net	4,520	5,381
Other assets	50,212	52,948
Total assets	**$ 2,155,555**	**$ 2,234,981**
Liabilities and equity		
Liabilities:		
Secured debt	$ 974,539	$ 1,029,455
Senior secured term loan	100,000	100,000
Secured agency facility	94,000	94,000
Accounts payable and accrued expenses	22,214	26,543
Other liabilities	46,521	45,487
Total liabilities	1,237,274	1,295,485
Redeemable noncontrolling interests	36,015	36,722
Equity:		
American Campus Communities, Inc. and Subsidiaries stockholders' equity:		
Common stock	521	521
Additional paid in capital	1,092,301	1,092,030
Accumulated earnings and distributions	(209,201)	(189,165)
Accumulated other comprehensive loss	(5,188)	(4,356)
Total American Campus Communities, Inc. and Subsidiaries stockholders' equity	878,433	899,030
Noncontrolling interests	3,833	3,744
Total equity	882,266	902,774
Total liabilities and equity	**$ 2,155,555**	**$ 2,234,981**

AMERICAN CAMPUS

2

Consolidated Statements of Operations

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended March 31, 2010	2009	$ Change
Revenues:			
Wholly-owned properties	$ 71,192	$ 65,335	$ 5,857
On-campus participating properties	7,311	6,874	437
Third-party development services	574	1,052	(478)
Third-party management services	2,214	2,242	(28)
Resident services	252	240	12
Total revenues	**81,543**	**75,743**	**5,800**
Operating expenses:			
Wholly-owned properties	31,476	30,490	986
On-campus participating properties	2,399	2,030	369
Third-party development and management services	3,099	2,977	122
General and administrative	2,753	2,748	5
Depreciation and amortization	17,488	19,332	(1,844)
Ground/facility leases	571	552	19
Total operating expenses	**57,786**	**58,129**	**(343)**
Operating income	**23,757**	**17,614**	**6,143**
Nonoperating income and (expenses):			
Interest income	17	39	(22)
Interest expense	(15,301)	(15,264)	(37)
Amortization of deferred financing costs	(1,042)	(790)	(252)
Loss from unconsolidated joint ventures	(1,414)	(554)	(860)
Total nonoperating expenses	**(17,740)**	**(16,569)**	**(1,171)**
Income before income taxes and discontinued operations	6,017	1,045	4,972
Income tax provision	(143)	(135)	(8)
Income from continuing operations	**5,874**	**910**	**4,964**
Discontinued operations:			
Loss attributable to discontinued operations	(4,283)	(401)	(3,882)
Loss from disposition of real estate	(3,646)	-	(3,646)
Total discontinued operations	**(7,929)**	**(401)**	**(7,528)**
Net (loss) income	**(2,055)**	**509**	**(2,564)**
Net income attributable to noncontrolling interests	(134)	(232)	98
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	**$ (2,189)**	**$ 277**	**$ (2,466)**
Net (loss) income per share atrributable to American Campus Communities, Inc. and Subsidiaries common stockholders - basic and diluted	**$ (0.05)**	**$ 0.00**	
Weighted-average common shares outstanding:			
Basic	**52,235,644**	**42,377,638**	
Diluted	**52,805,966**	**42,820,592**	

AMERICAN CAMPUS

3

Consolidated Statements of Funds from Operations

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended March 31, 2010	2009	$ Change
Net (loss) income attributable to American Campus Communities, Inc. and Subsidiaries	$ (2,189)	$ 277	$ (2,466)
Noncontrolling interests	134	232	(98)
Loss from disposition of real estate	3,646	-	3,646
Loss from unconsolidated joint ventures	1,414	554	860
FFO from unconsolidated joint ventures (1)	(807)	(39)	(768)
Real estate related depreciation and amortization	17,438	19,732	(2,294)
Funds from operations ("FFO")	**19,636**	**20,756**	**(1,120)**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:			
Net income from on-campus participating properties	(2,145)	(2,014)	(131)
Amortization of investment in on-campus participating properties	(1,079)	(1,090)	11
FFO from Hampton Roads unconsolidated joint venture (2)	160	236	(76)
	16,572	17,888	(1,316)
Modifications to reflect operational performance of on-campus participating properties:			
Our share of net cash flow (3)	306	292	14
Management fees	333	323	10
Impact of on-campus participating properties	639	615	24
Elimination of provision for asset impairment - wholly-owned property (4)	4,036	-	4,036
Elimination of provision for asset impairment - unconsolidated joint venture (5)	782	-	782
Funds from operations-modified ("FFOM")	**$ 22,029**	**$ 18,503**	**$ 3,526**
FFO per share - diluted	**$ 0.36**	**$ 0.47**	
FFOM per share - diluted	**$ 0.41**	**$ 0.42**	
Weighted average common shares outstanding - diluted	**54,108,993**	**44,031,602**	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three months ended March 31, 2010, ACC's 10% share of the FFO of the Fidelity Joint Ventures, including impairment charges, was negative $0.6 million. For the three months ended March 31, 2010, ACC's 10% share of the net operating income of the Fidelity Joint Ventures was $0.7 million.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

(4) Represents an impairment charge recorded for Campus Walk - Oxford, a property that is anticipated to be sold during the second quarter 2010. The impairment charge is included in loss attributable to discontinued operations on the accompanying consolidated statements of operations for the three months ended March 31, 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.

(5) Represents our share of an impairment charge recorded during the three months ended March 31, 2010 for a property owned through one of our unconsolidated Fidelity Joint Ventures.

AMERICAN CAMPUS

4

Wholly-Owned Property Results of Operations

(dollars in thousands)

	Three Months Ended March 31,			
	2010	2009	$ Change	% Change
Wholly-owned property revenues				
Same store properties [1] [2]	$ 68,156	$ 65,911	$ 2,245	**3.4%**
New properties	3,740	-	3,740	
Total revenues [3]	**$ 71,896**	**$ 65,911**	**$ 5,985**	**9.1%**
Wholly-owned property operating expenses				
Same store properties [1] [2]	$ 30,934	$ 30,798	$ 136	**0.4%**
New properties	810	-	810	
Total operating expenses	**$ 31,744**	**$ 30,798**	**$ 946**	**3.1%**
Wholly-owned property net operating income				
Same store properties [1] [2]	$ 37,222	$ 35,113	$ 2,109	**6.0%**
New properties	2,930	-	2,930	
Total net operating income	**$ 40,152**	**$ 35,113**	**$ 5,039**	**14.4%**

(1) Excludes Riverside Estates and Cambridge at Southern, which were sold in December 2009 and March 2010, respectively, and are classified within discontinued operations on the accompanying consolidated statements of operations.

(2) Includes Campus Walk - Oxford, which is anticipated to be sold during the second quarter 2010 and is classified within discontinued operations on the accompanying consolidated statements of operations. Revenues for Campus Walk - Oxford were $0.5 million and $0.3 million for the three months ended March 31, 2010 and 2009, respectively. Operating expenses for this property were $0.3 million for both of the three month periods ended March 31, 2010 and 2009. Excluding Campus Walk - Oxford, net operating income for same store properties would have increased by 5.6% over the first quarter 2009.

(3) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

AMERICAN CAMPUS

5

Seasonality of Operations

(dollars in thousands, except per bed amounts)

	Three Months Ended				
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	Total/Weighted Average
Same store properties (Legacy) [1]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 526	$ 520	$ 540	$ 541	$ 532
Other income per occupied bed per month [2]	45	63	37	39	46
Total revenue per occupied bed	**$ 571**	**$ 583**	**$ 577**	**$ 580**	**$ 578**
Average number of owned beds	23,107	23,107	23,107	23,107	23,107
Average physical occupancy	94.2%	95.0%	96.2%	96.6%	95.5%
Total revenue	$ 37,278	$ 38,355	$ 38,507	$ 38,854	$ 152,994
Property operating expenses	17,088	19,980	16,066	16,304	69,438
Net operating income	$ 20,190	$ 18,375	$ 22,441	$ 22,550	$ 83,556
Operating margin	*54.2%*	*47.9%*	*58.3%*	*58.0%*	*54.6%*
Same store properties (GMH) [1] [3]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 444	$ 436	$ 431	$ 432	$ 436
Other income per occupied bed per month [2]	30	32	23	28	28
Total revenue per occupied bed	**$ 474**	**$ 468**	**$ 454**	**$ 460**	**$ 464**
Average number of owned beds	21,775	21,775	21,775	21,775	21,775
Average physical occupancy	87.4%	90.5%	95.8%	95.9%	92.4%
Total revenue	$ 27,080	$ 27,666	$ 28,409	$ 28,850	$ 112,005
Property operating expenses	14,707	17,248	13,519	14,362	59,836
Net operating income	$ 12,373	$ 10,418	$ 14,890	$ 14,488	$ 52,169
Operating margin	*45.7%*	*37.7%*	*52.4%*	*50.2%*	*46.6%*
New properties (Legacy)					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ -	$ 718	$ 715	$ 686	$ 703
Other income per occupied bed per month [2]	0	89	7	22	29
Total revenue per occupied bed	**$ -**	**$ 807**	**$ 722**	**$ 708**	**$ 732**
Average number of owned beds	0	861	1,721	1,897	1,120
Average physical occupancy	0.0%	95.1%	95.5%	92.8%	94.3%
Total revenue	$ -	$ 1,981	$ 3,558	$ 3,740	$ 9,279
Property operating expenses	0	405	644	810	1,859
Net operating income	$ -	$ 1,576	$ 2,914	$ 2,930	$ 7,420
Operating margin	*0.0%*	*79.6%*	*81.9%*	*78.3%*	*80.0%*
ALL PROPERTIES [3]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 488	$ 485	$ 496	$ 496	$ 491
Other income per occupied bed per month [2]	38	49	29	34	37
Total revenue per occupied bed	**$ 526**	**$ 534**	**$ 525**	**$ 530**	**$ 528**
Average number of owned beds	44,882	45,743	46,603	46,779	46,002
Average physical occupancy	90.9%	92.8%	96.0%	96.1%	94.0%
Total revenue	$ 64,358	$ 68,002	$ 70,474	$ 71,444	$ 274,278
Property operating expenses	31,795	37,633	30,229	31,476	131,133
Net operating income	$ 32,563	$ 30,369	$ 40,245	$ 39,968	$ 143,145
Operating margin	*50.6%*	*44.7%*	*57.1%*	*55.9%*	*52.2%*

[1] Includes all properties owned during the full year ended December 31, 2009.

[2] Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

[3] Excludes Riverside Estates and Cambridge at Southern, which were sold in December 2009 and March 2010, respectively. Also excludes Campus Walk - Oxford, which is anticipated to be sold during the second quarter 2010.

AMERICAN CAMPUS

6

Capital Structure as of March 31, 2010

(dollars in thousands)

Total Debt [1]	$	1,089,023
Total Equity Market Value [2]		1,496,983
Total Market Capitalization	**$**	**2,586,006**
Debt to Total Market Capitalization		42.1%
Interest Coverage [3]		2.43

		Principal Outstanding [1]	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage Loans	$	795,023	5.83%	4.3 Years
Variable Rate Construction Loan		100,000	1.45%	.7 Years
Revolving Credit Facility		-	-	2.4 Years
Secured Agency Facility		94,000	2.22%	4.4 Years
Senior Secured Term Loan		100,000	3.55%	1.1 Years
Total / Weighted Average	$	1,089,023	4.91%	3.7 Years

Fixed Rate Mortgage Loans Maturity Schedule



$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$49,345
$96,280
$73,773
$83,003
$99,735
$188,929
$148,329
$43,700
$11,929
2010
2011
2012
2013
2014
2015
2016
2017
2018+

(1) Excludes debt related to our on-campus participating properties totaling $84.0 million with a weighted average interest rate of 7.18% and average term to maturity of 10.3 years. Also excludes net unamortized debt discounts of $4.5 million as well as our share of debt from our unconsolidated joint ventures with Fidelity totaling $29.4 million.

(2) Based on share price of $27.66 at March 31, 2010. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

7

Portfolio Overview as of March 31, 2010 Summary UnitsBeds20102009Same Store Wholly-owned Properties - Total14,315 45,314 96.2%92.8%  Same Store Wholly-owned Properties (ACC)7,267 23,107 96.6%96.7%  Same Store Wholly-owned Properties (GMH) (1)7,048 22,207 95.8%88.8% New Wholly-owned Properties (2)778 2,249 91.2%n/aWholly Owned Properties - Total15,093 47,563 96.0%92.8%(3) On-campus Participating Properties1,863 4,519 95.3%91.0% Joint Venture Properties (4)2,948 9,814 93.6%92.2%  (1) (2) (3) (4) Represents Barrett Honors College at Arizona State University, an American Campus Equity ("ACE™") project  which completed construction and opened for occupancy in August 2009. Also includes University Heights, which  was purchased from one of the Fidelity joint ventures in March 2010. Physical Occupancy  at March 31, Property TypeRepresents 18 properties owned in two joint ventures with Fidelity, of which we own a 10% interest. Reflects the  sale of Commons on Oak Tree and University Heights in November 2009 and March 2010, respectively. Also  excludes Stadium Suites, which was placed into receivership in March 2010. Excludes Riverside Estates and Cambridge at Southern, which were sold in December 2009 and March 2010,  respectively. Includes Campus Walk - Oxford, which is anticipated to be sold during the second quarter 2010. Excludes new properties which were not operating or owned as of March 31, 2009 (Barrett Honors College and  University Heights).  8

2010/2011 Leasing Status

Wholly-owned Properties - Summary

Applications + Leases	Current Applications + Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**36,923**	**79.3%**	**35,921**	**77.2%** [4]	**46,583** [4]	**47,115** [4]	**95.9%** [4]
Legacy Properties	19,424	79.1%	19,520	79.5%	24,548	24,828	96.2%
GMH Properties (Acquired June 2008) [5]	17,499	79.4%	16,401	74.7% [4]	22,035 [4]	22,287 [4]	95.5% [4]

Leases	Current Leases [1]	% of Rentable Beds	Prior Year [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]
Total Same Store Wholly-owned Properties	**34,382**	**73.8%**	**34,378**	**73.9%** [4]	**46,583** [4]	**47,115** [4]	**95.9%** [4]
Legacy Properties	17,519	71.4%	18,400	75.0%	24,548	24,828	96.2%
GMH Properties (Acquired June 2008) [5]	16,863	76.5%	15,978	72.8% [4]	22,035 [4]	22,287 [4]	95.5% [4]

(1) As of April 23, 2010 for current year and April 24, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Rentable beds and design beds include an additional 80 beds at one property that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

(5) Excludes Riverside Estates and Cambridge at Southern, which were sold in December 2009 and March 2010, respectively. Includes Campus Walk - Oxford, which is anticipated to be sold during the second quarter 2010.

AMERICAN CAMPUS

9

2010/2011 Leasing Status

Properties with Projected Rental Rate Growth Above 3%

	Current Year		Prior Year						
	Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates									
1. Pirates Place-Greenville, NC	203	38.4%	162	30.7%	528	528	82.6%	19.2%	19.2%
2. University Manor-Greenville, NC	515	86.7%	602	101.3%	594	600	99.3%	6.1%	6.7%
3. University Meadows-Mt. Pleasant, MI	607	100.0%	571	94.1%	607	616	97.4%	3.9%	4.9%
4. Pirates Cove-Greenville, NC	732	69.7%	703	67.0%	1,050	1,056	95.9%	4.2%	4.9%
5. The Enclave-Bowling Green, OH	344	71.7%	353	73.5%	480	480	99.2%	4.4%	4.7%
6. University Club Apartments-Gainesville, FL	182	48.4%	236	62.8%	376	376	93.9%	-3.3%	4.5%
7. The Highlands-Reno, NV	303	42.1%	417	57.9%	720	732	99.0%	4.0%	4.4%
8. University Village at Boulder Creek-Boulder, CO	295	98.7%	295	98.7%	299	309	98.7%	4.1%	4.4%
9. University Mills-Cedar Falls, IA	474	98.5%	476	99.0%	481	481	98.8%	3.5%	4.3%
10. University Crossings-Philadelphia, PA	989	98.9%	998	99.8%	1,000	1,016	99.1%	3.9%	4.2%
11. University Trails-Lubbock, TX	626	92.9%	674	100.0%	674	684	97.4%	3.7%	4.1%
12. Campus Corner-Bloomington, IN	702	89.4%	752	95.8%	785	796	96.5%	2.3%	4.0%
13. The Callaway House-College Station, TX	531	100.8%	535	101.5%	527	538	103.5%	3.9%	4.0%
14. Brookstone Village-Wilmington, NC	182	78.4%	129	55.6%	232	238	99.2%	3.5%	3.9%
15. The Club-Athens, GA	415	87.4%	383	80.6%	475	480	97.7%	2.9%	3.8%
16. Abbott Place-East Lansing, MI	599	94.0%	492	77.2%	637	654	99.4%	3.1%	3.6%
17. The Centre-Kalamazoo, MI	593	85.0%	558	79.9%	698	700	98.3%	3.4%	3.6%
18. Campus Trails-Starkville, MS	406	85.5%	404	85.1%	475	480	99.0%	3.0%	3.6%
19. The Outpost-San Antonio, TX	622	75.1%	804	97.1%	828	828	99.9%	3.6%	3.6%
20. Vista del Sol-Tempe, AZ	1,358	74.0%	1,809	98.6%	1,834	1,866	95.4%	3.1%	3.5%
21. The Outpost-San Marcos, TX	484	99.6%	482	99.2%	486	486	99.2%	2.9%	3.4%
22. Barrett Honors College-Tempe, AZ	1,236	73.8%	1,399	83.5%	1,675	1,721	95.1%	TBD	3.4%
23. River Club Apartments-Athens, GA	526	67.4%	487	62.4%	780	792	96.0%	2.9%	3.3%
24. The Edge-Orlando, FL	815	88.7%	542	59.0%	919	930	99.1%	2.9%	3.2%
25. The Village at Blacksburg-Blacksburg, VA	1,007	96.1%	1,043	99.5%	1,048	1,056	99.4%	3.0%	3.1%
26. Villas at Chestnut Ridge-Amherst, NY	478	88.0%	482	88.8%	543	552	99.3%	3.1%	3.0%
27. University Village at Sweethome-Amherst, NY	368	45.1%	423	51.8%	816	828	99.8%	2.7%	3.0%
28. Entrada Real-Tucson, AZ	325	89.5%	359	98.9%	363	363	99.7%	2.9%	3.0%
29. Sunnyside Commons-Morgantown, WV	163	101.2%	154	95.7%	161	161	98.8%	3.0%	3.0%
30. University Place-Charlottesville, VA	224	44.4%	143	28.3%	505	528	88.8%	3.0%	3.0%
Subtotal-Projected Rental Rate Growth Above 3%	**16,304**	**79.2%**	**16,867**	**81.9%**	**20,596**	**20,875**	**97.3%**	**3.5%**	**3.9%**

(1) As of April 23, 2010 for current year and April 24, 2009 for prior year.

(2) Rentable beds exclude beds needed for on-site staff.

(3) As of September 30, 2009.

(4) Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS

10

2010/2011 Leasing Status, continued

Properties with Projected Rental Rate Growth Between 0% and 2.99%

		Current Year		Prior Year						
		Leases [1]	% of Rentable Beds	Leases [1]	% of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Increasing Rental Rates										
1.	Campus Walk Oxford-Oxford, MS	145	34.2%	227	53.5%	424	432	92.6%	2.3%	2.9%
2.	The Village on Sixth Avenue-Huntington, WV	473	63.2%	399	53.3%	749	752	96.5%	2.6%	2.9%
3.	Stone Gate-Harrisonburg, VA	660	99.0%	653	97.9%	667	672	98.5%	3.0%	2.8%
4.	Aggie Station-Bryan, TX	427	96.2%	428	96.4%	444	450	99.8%	2.5%	2.8%
5.	Olde Towne University Square-Toledo, OH	541	98.9%	405	74.0%	547	550	96.5%	2.6%	2.8%
6.	Campus Way-Tuscaloosa, AL	493	73.3%	666	99.0%	673	684	99.0%	2.7%	2.7%
7.	River Walk Townhomes-Athens, GA	320	95.5%	267	79.7%	335	336	98.5%	2.2%	2.7%
8-9.	University Club Townhomes-Tallahassee, FL	511	69.7%	629	85.8%	733	736	98.6%	2.4%	2.6%
10.	Hawks Landing-Oxford, OH	476	98.8%	295	61.2%	482	484	83.5%	0.8%	2.6%
11.	University Centre-Newark, NJ	609	73.9%	401	48.7%	824	838	89.7%	2.2%	2.6%
12.	University Gables-Murfreesboro, TN	285	44.5%	299	46.6%	641	648	95.2%	2.6%	2.6%
13.	University Pointe-Lubbock, TX	583	86.5%	552	81.9%	674	682	98.4%	2.4%	2.5%
14.	University Village (Temple)-Philadelphia, PA	536	73.7%	612	84.2%	727	749	98.7%	2.2%	2.5%
15.	The Village at Science Drive-Orlando, FL	358	49.5%	501	69.3%	723	732	99.5%	2.5%	2.5%
16-17.	College Club Townhomes-Tallahassee, FL	488	90.4%	242	44.8%	540	544	98.5%	1.7%	2.4%
18.	Callaway Villas-College Station, TX	436	63.0%	359	51.9%	692	704	84.1%	3.8%	2.4%
19-21.	University Village-Tallahassee, FL	710	99.4%	628	88.0%	714	716	99.2%	2.0%	2.3%
22.	Royal Lexington-Lexington, KY	280	76.9%	322	88.5%	364	364	95.9%	2.5%	2.3%
23.	Raider's Pass-Lubbock, TX	588	72.1%	548	67.2%	816	828	99.0%	2.1%	2.2%
24.	Campus Club-Statesboro, GA	626	63.8%	647	66.0%	981	984	95.5%	2.0%	2.0%
25.	South View-Harrisonburg, VA	894	93.8%	919	96.4%	953	960	96.5%	2.3%	1.9%
26.	University Pines-Statesboro, GA	283	51.3%	273	49.5%	552	552	97.3%	1.7%	1.8%
27.	The Village at Alafaya Club-Orlando, FL	393	47.4%	426	51.4%	829	839	98.9%	1.7%	1.8%
28.	Royal Village-Gainesville, FL	284	63.4%	434	96.9%	448	448	97.8%	1.5%	1.7%
29-31.	The Summit & Jacob Heights-Mankato, MN	658	71.1%	493	53.3%	925	930	90.0%	1.1%	1.7%
32.	Peninsular Place-Ypsilanti, MI	202	43.2%	128	27.4%	468	478	93.9%	1.1%	1.6%
33.	Northgate Lakes-Orlando, FL	505	71.1%	695	97.9%	710	710	98.2%	1.4%	1.5%
34.	City Parc at Fry Street-Denton, TX	269	65.6%	392	95.6%	410	418	97.8%	2.6%	1.3%
35.	Campus Ridge-Johnson City, TN	193	36.9%	232	44.4%	523	528	90.2%	1.2%	1.2%
36.	Tower at 3rd-Champaign, IL	241	64.6%	252	86.0% [5]	373 [5]	375 [5]	99.0% [5]	1.2%	1.1%
37.	Raider's Crossing-Murfreesboro, TN	159	57.6%	184	66.7%	276	276	97.5%	2.1%	0.7%
38.	The Woods at Greenland-Murfreesboro, TN	120	43.5%	146	52.9%	276	276	96.0%	1.8%	0.2%
39.	University Village Fresno-Fresno, CA	183	46.2%	319	80.6%	396	406	98.8%	0.4%	0.2%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**13,929**	**70.0%**	**13,973**	**70.5%** [5]	**19,889** [5]	**20,081** [5]	**95.9%** [5]	**2.1%**	**2.1%**
	Subtotal-Properties Increasing Rental Rates	**30,233**	**74.7%**	**30,840**	**76.3%** [5]	**40,485** [5]	**40,956** [5]	**96.6%** [4]	**2.8%**	**3.1%**

[1] As of April 23, 2010 for current year and April 24, 2009 for prior year.

[2] Rentable beds exclude beds needed for on-site staff.

[3] As of September 30, 2009.

[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

[5] Rentable beds and design beds include an additional 80 beds that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and the final Fall 2009 occupancy.

AMERICAN CAMPUS

11

2010/2011 Leasing Status, continued

Properties Reducing Rental Rates

	Current Year Leases [1]	Current Year % of Rentable Beds	Prior Year Leases [1]	Prior Year % of Rentable Beds	Rentable Beds [2]	Design Beds	Final Fall 2009 Occupancy [3]	Initial Rate Increase	Projected Rate Increase [4]
Properties Reducing Rental Rates									
1. GrandMarc-Seven Corners-Minneapolis, MN	479	110.6%	282	65.1%	433	440	108.2%	3.0%	-0.1%
2. Newtown Crossing-Lexington, KY	726	77.1%	655	69.5%	942	942	88.6%	1.0%	-0.2%
3. University Village Sacramento-Sacramento, CA	201	52.6%	136	35.6%	382	394	87.8%	-0.5%	-0.6%
4. The Commons-Harrisonburg, VA	461	88.0%	394	75.2%	524	528	84.3%	-0.3%	-0.8%
5. Campus Walk Wilmington-Wilmington, NC	80	28.1%	102	35.8%	285	290	84.1%	-2.2%	-2.2%
6-7. Willowtree Apartments and Towers-Ann Arbor, MI	455	54.1%	291	34.6%	841	851	83.9%	0.7%	-2.5%
8. The Estates-Gainesville, FL	512	49.3%	569	54.8%	1,038	1,044	97.1%	-0.2%	-2.9%
9. Villas on Apache-Tempe, AZ	111	39.2%	41	14.5%	283	288	73.3%	14.6%	-3.4%
10. Lakeside-Athens, GA	588	75.9%	466	60.1%	775	776	92.1%	-4.4%	-3.5%
11. Aztec Corner-San Diego, CA	536	90.1%	602	101.2%	595	606	99.3%	TBD	-16.3%
Subtotal - Properties Reducing Rental Rates	**4,149**	**68.0%**	**3,538**	**58.0%**	**6,098**	**6,159**	**91.0%**	**0.7%**	**-3.8%**
Total Same Store Portfolio	**34,382**	**73.8%**	**34,378**	**73.9%** [5]	**46,583** [5]	**47,115** [5]	**95.9%** [5]	**2.5%**	**2.2%**

[1] As of April 23, 2010 for current year and April 24, 2009 for prior year.

[2] Rentable beds exclude beds needed for on-site staff.

[3] As of September 30, 2009.

[4] Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

[5] Rentable beds and design beds include an additional 80 beds at Tower at 3rd that are currently being converted from existing retail space and are anticipated to open in Fall 2010. These beds are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2009 occupancy.

12

Owned Development Update (dollars in thousands) PROJECTS IN PRE-DEVELOPMENT (1) LocationAnticipated CommencementApproximate Targeted  BedsEstimated Project  CostTargeted  CompletionUniversity of New Mexico Phase I - ACEAlbuquerque, NMQ2 201086442,140$ August 2011San Antonio Development - UTSASan Antonio, TXQ2 201079035,000 August 2011Huntsville Development - SHSUHuntsville, TXQ3 201068028,000 August 2011Amherst Development - UBAmherst, NYTBDTBD TBDAugust 2012TBD86042,500 TBDASU Component III - ACE (3)Tempe, AZTBD1,500110,000 TBDCarbondale Development - SIUCarbondale, ILTBD65032,100 TBD289,740$  ACE AWARDS (4)  ProjectLocationApproximate Targeted BedsASU - West Campus Phase IPhoenix, AZ600ASU - West Campus Phase IIPhoenix, AZTBD1,140Portland State UniversityPortland, OR980August 2012Northern Arizona UniversityFlagstaff, AZ1,450August 2012University of New Mexico Phase IIAlbuquerque, NM600(1)  (2)  (3)  (4) (5) 575Does not include 2 undeveloped land parcels in 2 university markets totaling $5.7 million as of March 31, 2010. Commencement of these projects is subject to final determination of feasibility, execution and closing on  definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. Boise State University - Phase II (5)Boise, IDTBDTBDApproximate Targeted  UnitsBoise State Univ. Phase I - ACE (2)Boise, ID225Project200Boise State University Phase 1B, as presented in previous communications, has been incorporated into Phase II. 160Estimated Project  CostTBDTargeted CompletionTBDTBDAugust 2012TBDACE awards provide the company with the opportunity to exclusively negotiate with the subject universities and commencement is subject to final determination of feasibility, execution and closing on definitive  agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. 200170$80,000Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval. $84,000In April 2010, the BSU administration informed the company that the Idaho State Board of Education did not approve the Ground Lease Agreement between the company and BSU. The company intends to work with  the University regarding delivery of this project; however, the previously anticipated Q2 2010 commencement and 2011 delivery are no longer probable. TBDTBD 13

Third-Party Development Update

(dollars in thousands)

	Three Months Ended March 31,		
	2010	2009	$ Change
Development services revenue	$ 574	$ 1,052	$ (478)
% of total revenue	0.7%	1.4%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees [1]	Fees Earned to Date	Remaining Fees [2]	Scheduled Completion
Hampton Roads Military Housing	Norfolk, VA	United States Navy	1,190	2,367	$ 3,542	$ 3,199	$ 343	July 2010
University of California, Irvine - Phase III	Irvine, CA	University of California - Irvine	720	1,763	7,570	6,560	1,010	August 2010
Cleveland State University [3]	Cleveland, OH	Cleveland State University	163	600	2,535	1,649	886	August 2010/2011
					$ 13,647	$ 11,408	$ 2,239	

AWARDED PROJECTS [4]

Project	Location	Anticipated Commencement [5]	Estimated Fees [5]
CUNY - Staten Island [6]	Staten Island, NY	Q4 2010	$ 3,250
Edinboro University - Phase II	Edinboro, PA	Q2/Q3 2010	1,900
Univ. of California, Irvine - Future Phases [7]	Irvine, CA	TBD	TBD

(1) Does not include incentive fees that might be earned as a result of sharing in cost savings on the project. Such fees are recognized as revenue when the project is complete and performance has been agreed upon by all parties or verified by an independent third party.

(2) As of March 31, 2010.

(3) The Company executed a Development Agreement with the University and commenced construction on this project during the third quarter 2009. The University obtained permanent external financing in December 2009 in the form of project-based tax exempt revenue bonds. The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.

(4) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets.

(5) Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

(6) The University is considering several options for this project, including a smaller project containing fewer beds than originally anticipated. Any changes to the size of the project could reduce the estimated fees earned by the company.

(7) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

AMERICAN CAMPUS

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Management Services Update (dollars in thousands) 20102009$ ChangeManagement services revenue2,214$ 2,242$ (28)$  % of total revenue2.7%3.0% NEW/PENDING MANAGEMENT CONTRACTSPropertyApprox. BedsStabilized Annual FeesActual or Anticipated  CommencementBayside Village Portland, MaineSeveral Local Schools400 80$ February 2010Hampton Roads - New Housing (1)Norfolk, VADepartment of the Navy2,367 500 July 2010Georgia Gwinnett CollegeLawrenceville, GAGeorgia Gwinnett College1,030 250 August 2010University of California, Irvine - Phase III (1)Irvine, CAUniversity of California, Irvine1,763 830 August 2010  Cleveland State Phase II (1)Cleveland, OHCleveland State University330 80 (2)August 2010IPFW Phase 3Fort Wayne, INIndiana University-Purdue University Fort Wayne450 50 (2)August 2010CUNY - Staten Island (1)Staten Island, NYCity University of New York600 275 August 20122,065$  DISCONTINUED MANAGEMENT CONTRACTSPropertyApprox. Beds2010 Fee Contribution  Prior to TerminationDiscontinuedAs OfStadium Suites (3)Columbia, SCUniversity of South Carolina929 24$ March 2010University Heights (4)Birmingham, AL528 14 March 201038$  (1)  (2)  (3)  (4) In March 2010, one of the Fidelity joint ventures assigned its ownership interest in this property to the company, at which time the property became wholly owned by the company.  This property was owned by one of the Fidelity joint ventures in which the company has a 10% interest. The management contract was terminated in March 2010 in connection with the joint venture's decision to  allow the property to be placed into receivership. University ServedUniversity of Alabama-Birmingham, Samford UniversityManagement contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements. Fee amount is a net increase as this facility will replace other housing, which will be demolished or will be an incremental increase in beds. Three Months Ended March 31,  LocationUniversity / Institution ServedLocation 15

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(212) 449-6935 / (212) 449-6237	m_ko@ml.com / andrew_ryu@ml.com
Eric Wolfe / Michael Bilerman	Citigroup Equity Research	(212) 816-5871/ (212) 816-1383	eric.wolfe@citi.com / michael.bilerman@citi.com
John Perry / Conor Fennerty	Deutsche Bank Securities, Inc.	(212) 250-4912 / (212) 250-1576	john.perry@db.com / conor.fennerty@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Steve Sakwa / David Bragg	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / dbragg@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Michael Levy	Macquarie Research	(212) 231-2626	michael.levy@macquarie.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum / Dustin Pizzo	UBS Investment Research	(212) 713-2484 / (212) 713-4847	ross.nussbaum@ubs.com / dustin.pizzo@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com







AMERICAN CAMPUS

16

Forward Looking Statements In addition to historical information, this supplemental package contains forward-looking statements under the  federal securities law. These statements are based on current expectations, estimates and projections about the  industry and markets in which American Campus operates, management's beliefs, and assumptions made by  management. Forward-looking statements are not guarantees of future performance and involve certain risks and  uncertainties, which are difficult to predict.